OmnicomGroup

Bear Stearns 21st Annual

Media Conference

March 10, 2008

            The following materials have been prepared for use  at the Bear Stearns 21st Annual Media Conference on March 10th,
2008.

             Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,”
“could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

             Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document has been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

            The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

Who We Are

The World’s Leading

Advertising and Marketing

Communications Services

Group

OmnicomGroup

Media Advertising

Customer Relationship

Management

Public

Relations

Specialty

Communications

30+ Marketing Communications Disciplines

200+ Strategic Brand Platforms

1,500+ Individual Agencies

Diversified Service Offering

CONSISTENCY

Broad Client Base

5,000+ clients

Top client = 2.8% of total revenue
and was served by over 100 of
our agencies

No other client > 2.4%

Our Top 10 clients = 16.7%

Our Top 100 clients = 46.2%

Top 100 clients are served by an
average of more than 40 of our
agencies

Clients include leading companies in
every industry category

200+ strategic platforms

1,500+ individual agencies

Leadership positions in 30+
marketing communications
disciplines

Strong global presence represented
in more than 100 countries serving
national, pan-regional and global
client needs

Omnicom’s Balance and Diversity

Industry-Specific Trends

Long-Term Trends

Client-Specific Trends

Desire to manage brands
on a pan-regional or global basis,
with an increased focus on
Emerging Markets

Reduction in service partners

Greater coordination
of advertising with other
marketing initiatives

Continued Focus on Return on
Investment and increased focus
on alternative media

Focus on continued expansion of
pan-regional and global Marketing
Services Networks

Marketing Complexity…

Integration of the Internet within
every marketing discipline

Private equity competition on
acquisition playing field abating

consumer fragmentation

digital initiatives

increased availability of data

more informed consumers

Factors Impacting 2008

Focus on marketing effectiveness and efficiency

Expanding mix of Media and Marketing Opportunities

Globalization of emerging markets by large multinationals

Continuing development of technologies which increase and expand product offerings and ease of delivery

Delivery platforms

Data collection tools

Content Development and Collaboration tools

Uncertain economic conditions

Objectives

Maintain the leadership positions of our brands

Continued coordination of multi-agency offering for current and potential clients

Continue to expand our relationships with our existing clients both by discipline and geography

Make selective accretive acquisitions that allow us to further extend our strategic advantages in non-traditional advertising and in emerging markets

Achieve reported double digit Revenue and EPS growth

Optimize our operating margins while maintaining a high level of investment in our people and businesses

Use free cash flow to enhance shareholder value

             OmnicomGroup

Financial Review

2007 vs. 2006 P&L Summary

Organic              7.1%

Acq.                      0.7%

Fx                          3.8%

2007

2006

% Change

Revenue

12,694.0

$

11,376.9

$

11.6%

Operating Income

1,659.1

1,483.5

11.8%

% Margin

13.1%

13.0%

Net Interest Expense

74.0

91.6

Profit Before Tax

1,585.1

1,391.9

13.9%

% Margin

12.5%

12.2%

Taxes

536.9

466.9

% Tax Rate

33.9%

33.5%

Profit After Tax

1,048.2

925.0

13.3%

Equity in Affiliates/

38.4

29.6

Minority Interest

(110.9)

(90.6)

Net Income

975.7

$

864.0

$

12.9%

EPS

2.95

2.50

18.0%

Full Year

2007 Revenue Mix

Advertising

43.0%

PR

10.0%

CRM

36.6%

Specialty

10.4%

United
States

52.8%

Euro

Markets

21.3%

UK

11.0%

Other

14.9%

By Discipline

By Geography

Advertising

CRM

PR

Specialty

5,463.7

4,645.7

1,273.1

1,311.5

12.0%

14.1%

11.1%

2.5%

$ Mix

% Growth(a)

United States

Euro Markets

United Kingdom

Other

6,704.2

2,709.7

1,393.8

1,886.3

8.2%

16.9%

13.3%

15.3%

$ Mix

% Growth(a)

(a) “Growth” is the year-over-year growth from the prior period.

$14,400
$13,200
$12,000
$10,800
$9,600
$8,400
$7,200
$6,000
$4,800
$3,600
$2,400
$1,200
$0
14.3% CAGR

$1,800
$1,650
$1,500
$1,350
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
16.3% CAGR

$1,080
$990
$900
$810
$720
$630
$540
$450
$360
$270
$180
$90
$0
18.1% CAGR

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
15.2% CAGR

Revenue

Operating Income

Net Income

Earnings Per Share

                (a)  2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001.

                All periods presented, beginning with 1995, include the effect of the adoption of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation.

Financial Performance(a)

2007     $1,659

2006     $1,484

Growth  11.8%

2007     $12,694

2006     $11,377

Growth  11.6%

2007      $976

2006      $864

Growth  12.9%

2007     $2.95

2006     $2.50

Growth  18.0%

$14,400
$13,200
$12,000
$10,800
$9,600
$8,400
$7,200
$6,000
$4,800
$3,600
$2,400
$1,200
$0
14.5% CAGR

$1,800
$1,650
$1,500
$1,350
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
16.3% CAGR

$1,080
$990
$900
$810
$720
$630
$540
$450
$360
$270
$180
$90
$0
18.1% CAGR

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
15.2% CAGR

Revenue

Operating Income

Net Income

Earnings Per Share

                (a)  2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001.

                All periods presented, beginning with 1995, include the effect of the adoption of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation.

Financial Performance(a)

2007     $1,659

2006     $1,484

Growth  11.8%

2007     $12,694

2006     $11,377

Growth  11.6%

2007      $976

2006      $864

Growth  12.9%

2007     $2.95

2006     $2.50

Growth  18.0%

17.6% Growth
25.1% Growth
1990
1991
1992
……
2001
2002
2003

Revenue

Financial Performance

$1,178

$1,236

$1,385

$6,889

$7,536

$8,621

16.0% Growth
16.6% Growth
1990
1991
1992
……
2001
2002
2003

Earning Per Share

Financial Performance

$0.25

$0.25

$0.29

$1.45

$1.69

$1.54

Financial Objectives

Consistent industry leading long-term financial performance

-       Maximize operating efficiency

Continuing to increase investment in:

-        Emerging markets

-        Emerging technologies

-        Behavioral marketing

-        Quantitative analytics

Maintain a conservative and efficient capital structure

Double digit reported growth in Revenue and EPS

Selective acquisitions

Staff development

New hires

             OmnicomGroup